UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 29, 2026

Medalist Diversified, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Form 8-K filed on June 9, 2026 with the Securities and Exchange Commission (the “SEC”) by Medalist Diversified, Inc., a Maryland corporation (the “Company”), on June 8, 2026, the Company entered into a Purchase and Sale Agreement (the “Agreement), with 14939 Metcalf Ave., LLC, a Texas limited liability company (the “Seller”), whereby the Company agreed to acquire (the “Acquisition”) a property located at 14939 Metcalf Avenue, Overland Park, Kansas, consisting of approximately 1.64 acres of land with an approximately 16,100 share foot automotive service building and more particularly described in Exhibit A to the Agreement (the “Property”).

On July 29, 2026, the Company closed on the Acquisition. The total purchase price paid for the Property was $5,800,000. The sale was based on arm’s length negotiations with an unaffiliated seller. The Acquisition was funded using the Company’s cash on hand.

The Company completed the Acquisition through a Delaware statutory trust (“DST”).  The DST was formed to acquire and hold title to the Property.  The Company expects to offer beneficial interests in the DST to accredited investors in a private placement under Regulation D, the proceeds of which will be used to redeem the Company’s beneficial interests for cash.

The Company will file with the SEC the financial statements and pro forma financial information required to be filed pursuant to Item 9.01 of Form 8-K within 71 days after the date on which this Current Report on Form 8-K was required to be filed with the SEC.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward looking statements are not historical and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate, “may,” “will,” “should” and “could” and include statements about the offering of beneficial interests in the DST. Forward-looking statements are based upon the Company’s present expectations but are not guarantees or assurances as to future developments or results. Factors that may cause actual developments or results to differ from those reflected in forward-looking statements include, without limitation, adverse changes in the pricing of the Company’s assets, increased costs of, and reduced availability of, capital and those included in the Company’s most recent Annual Report on Form 10-K and in the Company’s other filings with the Securities and Exchange Commission. Investors should not place undue reliance upon forward-looking statements. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes and new developments except as required by law or regulation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED, INC.

Dated: July 29, 2026	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer